THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                                November 1, 2004

                         (as supplemented June 1, 2005)



This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Growth Fund of America, Inc. (the "fund" or "GFA") dated November 1, 2004. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                        The Growth Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94120
                                  415/421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        7
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        9
Execution of portfolio transactions . . . . . . . . . . . . . . . .       27
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       30
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       34
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       38
Rollovers from retirement plans to IRAs . . . . . . . . . . . . . .       42
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Shareholder account services and privileges . . . . . . . . . . . .       43
General information . . . . . . . . . . . . . . . . . . . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial statements




                      The Growth Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

..    The fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

..    The fund may invest up to 10% of its assets in nonconvertible debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba or below by Moody's Investors Service ("Moody's") and BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada and not included in the S&P 500 Composite Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over


                      The Growth Fund of America -- Page 2
an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to adverse economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like


                      The Growth Fund of America -- Page 3
equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                      The Growth Fund of America -- Page 4

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Federal agency obligations include securities issued by certain U.S. government agencies and government-sponsored entities. These securities are neither direct obligations of, nor guaranteed by, the U.S. government. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to:
Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceeds its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


                      The Growth Fund of America -- Page 5

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.



CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes. The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2004 and 2003 were 19% and 25%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                      The Growth Fund of America -- Page 6

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Purchase the securities of any issuer, except the U.S. government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

4. Invest more than 15% of the value of its assets in securities that are illiquid.

5.   Purchase securities on margin.

6. Purchase or sell any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

8. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

9. Invest in the securities of any issuer for the purpose of exercising control or management.

10.  Deal in commodities or commodity contracts.

11.  Act as underwriter of securities issued by other persons.


                      The Growth Fund of America -- Page 7

For purposes of Investment Restriction #4, the fund will not invest more than 15% of its net assets in illiquid securities. Furthermore, Investment Restriction #10 does not prevent the fund from engaging in transactions involving forward currency contracts.


NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.


1. The fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund may not issue senior securities, except as permitted by the 1940
Act.


                      The Growth Fund of America -- Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                  YEAR FIRST                                       NUMBER OF PORTFOLIOS
                     POSITION       ELECTED                                          WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                     WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/2 /OVERSEEN              HELD
   NAME AND AGE        FUND     OF THE FUND/1/           PAST FIVE YEARS               BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph C.            Director       2003        Chairman of the Board and CEO,             4             Ducommun Incorporated
 Berenato                                        Ducommun Incorporated
 Age: 58                                         (aerospace components
                                                 manufacturer)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J.            Director       2005        Chair, First Security Management           4             None
 Denison/6/                                      (private investments)
 Age: 63

-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox        Director       1970        Managing General Partner, Fox              7             Crompton Corporation
 Age: 67                                         Investments LP; former
                                                 Professor, University of
                                                 California; retired President
                                                 and CEO, Foster Farms (poultry
                                                 producer)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones     Director       1993        Co-founder, VentureThink LLC               6             None
 Age: 56                                         (developed and managed
                                                 e-commerce businesses) and
                                                 Versura, Inc. (education loan
                                                 exchange); former Treasurer,
                                                 The Washington Post Company
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald     Director       1976        The Stanford Investors                     8             iStar Financial, Inc.;
 Age: 67                                         Professor, Graduate School of                            Plum Creek Timber Co.;
                                                 Business, Stanford University                            Scholastic Corporation;
                                                                                                          Varian, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale        Director       1998        President, The Lovejoy                     6             None
 Age: 69                                         Consulting Group, Inc. (a pro
                                                 bono consulting group advising
                                                 nonprofit organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs       Chairman       1989        President Emeritus, Keck                   4             None
 Age: 69              of the                     Graduate Institute of Applied
                      Board                      Life Sciences
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf    Director       1985        Private investor; corporate                6             Crompton Corporation;
 Age: 70                                         director; lecturer, Department                           First Energy
                                                 of Molecular Biology, Princeton                          Corporation; National
                                                 University                                               Life Holding Co.
-----------------------------------------------------------------------------------------------------------------------------------



                      The Growth Fund of America -- Page 9

                                                   PRINCIPAL OCCUPATION(S) DURING
                                    YEAR FIRST           PAST FIVE YEARS AND
                                     ELECTED               POSITIONS HELD            NUMBER OF PORTFOLIOS
                       POSITION     A DIRECTOR        WITH AFFILIATED ENTITIES         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE   AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ OVERSEEN             HELD
    NAME AND AGE         FUND     OF THE FUND/1/             OF THE FUND                 BY DIRECTOR             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4/,/5/
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              Vice            1997        President and Director, Capital            3             None
 Rothenberg            Chairman                    Research and Management
 Age: 58               of the                      Company; Director, American
                       Board                       Funds Distributors, Inc.*;
                                                   Director, American Funds
                                                   Service Company*; Director, The
                                                   Capital Group Companies, Inc.*;
                                                   Director, Capital Group
                                                   Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal      President       1995        Senior Vice President, Capital             3             None
 Age: 44                                           Research and Management Company

-----------------------------------------------------------------------------------------------------------------------------------




                     The Growth Fund of America -- Page 10

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                PAST FIVE YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President          1992          Senior Vice President and Director, Capital Research and
 Age: 57                                                              Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.      Senior Vice President          1994          Executive Vice President and Director, Capital Research and
 Age: 55                                                              Management Company; Director, The Capital Group Companies,
                                                                      Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Bradley J. Vogt/5/      Senior Vice President          1999          Senior Vice President, Capital Research Company*; Director,
 Age: 39                                                              American Funds Distributors, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Richard M.                 Vice President              1992          Senior Vice President, Capital Research Company*; Director
 Beleson/5/                                                           Capital Research and Management Company
 Age: 50
------------------------------------------------------------------------------------------------------------------------------------
 Michael T. Kerr            Vice President              1998          Senior Vice President, Capital Research Company*
 Age: 45
------------------------------------------------------------------------------------------------------------------------------------
 Mark E. Merritt/5/         Vice President              2004          Vice President and Director, Capital Research Company*
 Age: 35
------------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan               Secretary             1986 - 1998      Vice President - Fund Business Management Group, Capital
 Age: 46                                                2000          Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson             Treasurer                1998          Vice President - Fund Business Management Group, Capital
 Age: 36                                                              Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 David A. Pritchett       Assistant Treasurer           1999          Vice President - Fund Business Management Group, Capital
 Age: 38                                                              Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.

/1/ Directors and officers of the fund serve until their resignation, removal or retirement.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

/3/ This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.

/4/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

/5/ All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

/6/ Elected effective February 17, 2005.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                     The Growth Fund of America -- Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato          $50,001 - $100,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Robert J. Denison/4/          Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones             $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                  Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf            Over $100,000                Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Donald D. O'Neal/3/            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg            Over $100,000              Over $100,000
-------------------------------------------------------------------------------


/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/3/ Elected effective February 19, 2004; value of fund shares are as of February
 19, 2004.

/4/ Elected effective February 17, 2005; value of fund shares owned February 25, 2005.


DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser fees of $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors, annual fees of either $21,000 (if the Director also receives compensation as a Board member from another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors. The payment by the fund to certain unaffiliated Directors of a larger annual fee reflects the significant time and labor commitment required of any mutual fund board member.


The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data. In lieu of meeting attendance fees, members of the Proxy Committee


                     The Growth Fund of America -- Page 12
receive an annual retainer fee of $4,500 per committee from the fund if they serve as a member of four proxy committees, or $6,250 per committee if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2004

                                                             TOTAL COMPENSATION (INCLUDING
                               AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                               (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                              DEFERRED COMPENSATION/1/)      FROM ALL FUNDS MANAGED BY
 NAME                               FROM THE FUND         CAPITAL RESEARCH AND MANAGEMENT
---------------------------------------------------------   COMPANY OR ITS AFFILIATES/2/
                                                         ----------------------------------
 Joseph C. Berenato/3/                 24,250                         103,084
-------------------------------------------------------------------------------------------
 Robert J. Denison/5/                  None                            None
-------------------------------------------------------------------------------------------
 Robert A. Fox/4/                      35,643                         209,000
-------------------------------------------------------------------------------------------
 Leonade D. Jones/4/                   37,334                         190,500
-------------------------------------------------------------------------------------------
 John G. McDonald/4/                   35,125                         280,000
-------------------------------------------------------------------------------------------
 Gail L. Neale/4/                      29,250                         101,000
-------------------------------------------------------------------------------------------
 Henry E. Riggs/4/                     33,250                         120,000
-------------------------------------------------------------------------------------------
 Patricia K. Woolf/4/                  32,500                         166,000
-------------------------------------------------------------------------------------------


/1/ Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended August 31, 2004, includes earnings on amounts deferred in previous fiscal years.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

/3/  Elected effective  December  11,  2003.

/4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Joseph C. Berenato ($23,847), Robert A. Fox ($408,839), Leonade D. Jones ($104,321), John G.
McDonald ($343,077), Gail L. Neale ($6,009), Henry E. Riggs ($396,457) and Patricia K. Woolf ($91,930). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

/5/ Robert J. Denison was elected a Director effective February 17, 2005, and, therefore, received no compensation from the fund during the fiscal year ended August 31, 2004.


As of October 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation on September 22, 1983. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


                     The Growth Fund of America -- Page 13

Under Maryland law, the business and affairs of a fund is managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


                     The Growth Fund of America -- Page 14

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Joseph C. Berenato, Robert J. Denison, Robert A. Fox, Leonade D. Jones and John G. McDonald, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Four Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Governance and Contracts Committee comprised of Joseph C. Berenato, Robert J. Denison, Robert A. Fox, Leonade D. Jones, John G. McDonald, Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. Two Contracts Committee meetings were held during the 2004 fiscal year.



The fund has a Nominating Committee comprised of Robert A. Fox, Leonade D. Jones, John G. McDonald, Gail L. Neale and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


The fund has a Proxy Committee comprised of Robert A. Fox, John G. McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Four Proxy Committee meetings were held during the 2004 fiscal year.



PROXY VOTING PROCEDURES AND GUIDELINES -- The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


                     The Growth Fund of America -- Page 15

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations


                     The Growth Fund of America -- Page 16
     include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2004:

                         NAME AND ADDRESS                            OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------------------
 Edward D. Jones & Co.                                               Class A        13.05%
 201 Progress Parkway                                                Class B         6.21
 Maryland Hts., MO  63043-3009
--------------------------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers                        Class B         5.76
 4800 Deer Lake Drive East, Floor 2                                  Class C        20.47
 Jacksonville, FL  32246-6484                                        Class R-3      10.64
--------------------------------------------------------------------------------------------
 Citigroup Global Markets Inc.                                       Class B         5.23
 333 West 34th Street                                                Class C        10.22
 New York, NY  10001-2402
--------------------------------------------------------------------------------------------
 Dean Witter Reynolds                                                Class B         5.78
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ  07311-3907
--------------------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                                           Class F        14.62
 101 Montgomery Street                                               Class R-4       9.14
 San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------------
 Union Bank of California Trust                                      Class R-1       5.04
 P.O. Box 5024
 Costa Mesa, CA  92628-5024
--------------------------------------------------------------------------------------------
 Fifth Third Bank - RPS                                              Class R-1       7.77
 P.O. Box 630074
 Cincinnati, OH  45263-0074
--------------------------------------------------------------------------------------------
 ING National Trust                                                  Class R-2       5.91
 151 Farmington Avenue #TN41
 Hartford, CT  06156-0001
--------------------------------------------------------------------------------------------
 Hartford Life Insurance Co.                                         Class R-3       5.41
 P.O. Box 2999
 Hartford, CT  06104-2999
--------------------------------------------------------------------------------------------
 ING Life Insurance and Annuity                                      Class R-3       6.16
 151 Farmington Avenue #TN41
 Hartford, CT  06156-0001
--------------------------------------------------------------------------------------------
 Nationwide Trust Company FSB                                        Class R-3       6.15
 P.O. Box 182029
 Columbus, OH  43218-2029
--------------------------------------------------------------------------------------------
 Delaware Charter Guarantee & Trust                                  Class R-3       6.59
 711 High Street
 Des Moines, IA  50392-0001
--------------------------------------------------------------------------------------------
 The Manufacturer's Life Insurance Co. USA                           Class R-3       5.62
 250 Bloor Street East, 7th Floor
 Toronto, Ontario
 Canada M4W 1E5
--------------------------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.                   Class R-4       8.28
 100 Magellan Way, KWIC
 Covington, KY  41015-1999
--------------------------------------------------------------------------------------------
 PIMS/Prudential Retirement                                          Class R-4       8.67
 NC Department of State Treasurer
 325 North Salisbury Street
 Raleigh, NC  27603-1388
--------------------------------------------------------------------------------------------
 MAC & Co.                                                           Class R-5      11.02
 P.O. Box 3198
 Pittsburgh, PA  15230-3198
--------------------------------------------------------------------------------------------
 Putnam Fiduciary Trust Co. TTEE                                     Class R-5       6.25
 Abbott Laboratories
 1 Investors Way
 Norwood, MA  02062-1584
--------------------------------------------------------------------------------------------
 CGTC TTEE                                                           Class R-5       7.06
 Capital Group Master Retirement Plan
 333 South Hope Street
 Los Angeles, CA  90071-1406
--------------------------------------------------------------------------------------------



                     The Growth Fund of America -- Page 17

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


                     The Growth Fund of America -- Page 18

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


In last approving the renewal of the Agreement, the Committee considered a wide variety of factors, including, among others, the high quality of services provided by the investment adviser, the financial position of the investment adviser (including its profitability), the fact that economies of scale were considered in determining the investment advisory fee rates at different net asset levels, the generally excellent relative investment results of the fund, the overall reasonableness of the management fees and comparative expense ratios of the fund, the depth, quality and integrity of the investment adviser and its personnel, and its long standing commitment to excellence. Based on their review, the Committee and the Board concluded that the advisory fees and expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying fees and expenses.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                     The Growth Fund of America -- Page 19

The Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.500%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.400                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.370                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.350                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.330                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.315                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.300                 13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.290                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.285                 27,000,000,000             34,000,000,000
------------------------------------------------------------------------------
         0.280                 34,000,000,000             44,000,000,000
------------------------------------------------------------------------------
         0.275                 44,000,000,000             55,000,000,000
------------------------------------------------------------------------------
         0.270                 55,000,000,000             71,000,000,000
------------------------------------------------------------------------------
         0.265                 71,000,000,000             89,000,000,000
------------------------------------------------------------------------------
         0.260                 89,000,000,000
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended August 31, 2004, 2003 and 2002, the investment adviser received from the fund advisory fees of $205,522,000, $126,978,000 and $119,116,000, respectively.



For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.



                     The Growth Fund of America -- Page 20

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser agreed to pay a portion of these fees. For the year ended August 31, 2004, the total fees paid by the investment adviser were $717,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                  CLASS C                                   $7,264,000
-------------------------------------------------------------------------------------
                  CLASS F                                    9,364,000
-------------------------------------------------------------------------------------
                CLASS 529-A                                  1,079,000
-------------------------------------------------------------------------------------
                CLASS 529-B                                    359,000
-------------------------------------------------------------------------------------
                CLASS 529-C                                    414,000
-------------------------------------------------------------------------------------
                CLASS 529-E                                     59,000
-------------------------------------------------------------------------------------
                CLASS 529-F                                     19,000
-------------------------------------------------------------------------------------
                 CLASS R-1                                      84,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                   3,180,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                   4,722,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                   3,009,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     755,000
-------------------------------------------------------------------------------------



                     The Growth Fund of America -- Page 21

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $42,203,000        $199,039,000
                                                  2003             22,263,000         108,905,000
                                                  2002             28,055,000         138,223,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2004              6,537,000          50,147,000
                                                  2003              6,584,000          39,235,000
                                                  2002             11,390,000          58,010,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2004                 --              21,866,000
                                                  2003                 --              11,818,000
                                                  2002                 --              13,998,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004              2,432,000          12,077,000
                                                  2003              1,263,000           6,352,000
                                                  2002                908,000           4,479,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                619,000           3,631,000
                                                  2003                441,000           2,563,000
                                                  2002                235,000           1,827,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2004                  --              1,300,000
                                                  2003                  --                728,000
                                                  2002                  --                523,000
-----------------------------------------------------------------------------------------------------



                     The Growth Fund of America -- Page 22

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares;


                     The Growth Fund of America -- Page 23

(i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of August 31, 2004, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $19,241,000.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the


                     The Growth Fund of America -- Page 24

Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $123,089,000               $21,353,000
------------------------------------------------------------------------------
        CLASS B                   43,869,000                 5,278,000
------------------------------------------------------------------------------
        CLASS C                   40,595,000                 7,414,000
------------------------------------------------------------------------------
        CLASS F                   14,450,000                 3,994,000
------------------------------------------------------------------------------
      CLASS 529-A                    945,000                   211,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,786,000                   229,000
------------------------------------------------------------------------------
      CLASS 529-C                  2,159,000                   453,000
------------------------------------------------------------------------------
      CLASS 529-E                    177,000                    51,000
------------------------------------------------------------------------------
      CLASS 529-F                     28,000                     9,000
------------------------------------------------------------------------------
       CLASS R-1                     427,000                   137,000
------------------------------------------------------------------------------
       CLASS R-2                   4,430,000                 1,443,000
------------------------------------------------------------------------------
       CLASS R-3                   9,959,000                 3,311,000
------------------------------------------------------------------------------
       CLASS R-4                   4,942,000                 1,708,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


                     The Growth Fund of America -- Page 25

As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.


                     The Growth Fund of America -- Page 26

     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's equity and/or fixed portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of Citigroup in the amount of $123,903,000, and short-term securities of Banc of America and J.P. Morgan Chase in the amount of $149,611,000 and $124,876,000, respectively.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended August 31, 2004, 2003 and 2002 amounted to $54,400,000, $46,216,000 and
$53,903,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading


                     The Growth Fund of America -- Page 27
activity increased during the year, resulting in an increase in brokerage commissions/ concessions paid on portfolio transactions.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either



                     The Growth Fund of America -- Page 28
equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.



2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                     The Growth Fund of America -- Page 29

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American


                     The Growth Fund of America -- Page 30

Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account currently are not taxable.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss.


                     The Growth Fund of America -- Page 31

     The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term


                     The Growth Fund of America -- Page 32
     capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder


                     The Growth Fund of America -- Page 33
subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an


                     The Growth Fund of America -- Page 34
     investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


           For credit to the account of American Funds Service Company A/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail


                     The Growth Fund of America -- Page 35
nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


                                 SALES CHARGES

INITIAL AND CONTINGENT DEFERRED SALES CHARGES -- The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the prospectus due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.


Similarly, any contingent deferred sales charge paid by you on investments in Class A, B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described in the prospectus due to rounding.



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


                     The Growth Fund of America -- Page 36

     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee. Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;



                     The Growth Fund of America -- Page 37

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to


                     The Growth Fund of America -- Page 38
     pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     . endowments or foundations established and controlled by you or your immediate family; or

     . CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).


                     The Growth Fund of America -- Page 39

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.


                     The Growth Fund of America -- Page 40

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.


                     The Growth Fund of America -- Page 41

                     ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.



                     The Growth Fund of America -- Page 42

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.



                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders as shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);


                     The Growth Fund of America -- Page 43

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form.


                     The Growth Fund of America -- Page 44

Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


                     The Growth Fund of America -- Page 45

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid fees of $62,133,000 for Class A shares and $5,386,000 for Class B shares, respectively, for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


                     The Growth Fund of America -- Page 46

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.



LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.


On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.


The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."



OTHER INFORMATION -- The financial statements including the investment portfolio and the report of independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $24.43
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $25.92


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.



                     The Growth Fund of America -- Page 47

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409




                     The Growth Fund of America -- Page 48

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.




                     The Growth Fund of America -- Page 49

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                     The Growth Fund of America -- Page 50

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                     The Growth Fund of America -- Page 51

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                     The Growth Fund of America -- Page 52

INVESTMENT PORTFOLIO, August 31, 2004


[begin pie chart]
                                                              Percent of
INDUSTRY SECTOR DIVERSIFICATION                               Net Assets

CONSUMER DISCRETIONARY                                           19.85 %
INFORMATION TECHNOLOGY                                           18.56
HEALTH CARE                                                      12.70
ENERGY                                                            9.51
INDUSTRIALS                                                       8.81
OTHER INDUSTRIES                                                 20.34
CASH & EQUIVALENTS                                               10.23
[end pie chart]

                                                               Percent
                                                                of net
LARGEST EQUITY HOLDINGS                                         assets

Time Warner                                                     2.54 %
American International Group                                    2.47
Microsoft                                                       2.19
Target                                                          1.85
Lowe's Companies                                                1.78
Altria Group                                                    1.65
Comcast                                                         1.62
Sanofi-Aventis                                                  1.62
Freddie Mac                                                     1.30
Tyco International                                              1.29


[logo - AMERICAN FUNDS (r)]



THE GROWTH FUND OF AMERICA
Investment portfolio
August 31, 2004

                                                                                                               Market value
COMMON STOCKS -- 89.63%                                                                             Shares            (000)

CONSUMER DISCRETIONARY  --  19.68%
Time Warner Inc.(1)                                                                            122,900,000     $  2,009,415
Target Corp.                                                                                    32,870,000        1,465,345
Lowe's Companies, Inc.                                                                          28,320,400        1,407,524
Comcast Corp., Class A(1)                                                                       29,041,387          818,096
Comcast Corp., Class A, special nonvoting stock(1)                                              16,756,000          464,979
IAC/InterActiveCorp(1)                                                                          42,750,000          975,127
Carnival Corp., units                                                                           16,459,100          753,662
News Corp. Ltd., preferred (ADR)                                                                24,520,367          729,481
Liberty Media Corp., Class A(1)                                                                 68,625,000          611,449
Cox Communications, Inc., Class A(1)                                                            16,681,200          548,144
eBay Inc.(1)                                                                                     6,146,600          531,927
Starbucks Corp.(1)                                                                              11,329,200          489,875
Best Buy Co., Inc.                                                                              10,530,000          489,856
Limited Brands, Inc.                                                                            20,700,000          415,656
Clear Channel Communications, Inc.                                                               9,905,000          331,917
Office Depot, Inc.(1)                                                                           15,640,000          250,396
Viacom Inc., Class B, nonvoting                                                                  7,025,000          234,003
Viacom Inc., Class A                                                                               250,000            8,465
Fox Entertainment Group, Inc., Class A(1)                                                        8,870,000          240,732
Kohl's Corp.(1)                                                                                  4,575,000          226,371
Harrah's Entertainment, Inc.                                                                     4,650,000          224,083
Michaels Stores, Inc.                                                                            3,350,000          192,055
Amazon.com, Inc.(1)                                                                              4,500,000          171,630
UnitedGlobalCom, Inc., Class A(1)                                                               25,200,000          171,360
Gap, Inc.                                                                                        9,000,000          168,660
Walt Disney Co.                                                                                  7,000,000          157,150
Harley-Davidson Motor Co.                                                                        2,407,200          146,887
Liberty Media International, Inc., Class A(1)                                                    4,260,016          143,989
A. H. Belo Corp., Class A                                                                        4,850,000          111,259
Ross Stores, Inc.                                                                                5,225,000          110,509
Toys "R" Us, Inc.(1)                                                                             6,000,000           97,440
Dana Corp.                                                                                       5,000,000           94,350
Magna International Inc., Class A                                                                1,251,000           93,174
Brinker International, Inc.(1)                                                                   3,000,000           91,350
International Game Technology                                                                    3,000,000           86,550
Big Lots, Inc.(1),(2)                                                                            7,000,000           85,330
Interpublic Group of Companies, Inc.(1)                                                          7,700,000           81,235
Outback Steakhouse, Inc.                                                                         1,996,700           78,151
TJX Companies, Inc.                                                                              3,000,000           63,480
Yamada Denki Co., Ltd.                                                                           1,725,000           62,580
MGM Mirage, Inc.(1)                                                                              1,386,100           57,301
McDonald's Corp.                                                                                 1,300,000           35,126
DirecTV Group Inc.(1)                                                                            2,000,000           31,740
Circuit City Stores, Inc.                                                                        2,300,000           29,831
                                                                                                                 15,587,640

INFORMATION TECHNOLOGY  --  18.09%
Microsoft Corp.                                                                                 63,657,125     $  1,737,840
Texas Instruments Inc.                                                                          42,550,000          831,427
Applied Materials, Inc.(1)                                                                      49,665,000          789,177
First Data Corp.                                                                                18,340,000          774,865
Yahoo! Inc.(1)                                                                                  26,452,154          754,151
Taiwan Semiconductor Manufacturing Co. Ltd.                                                    520,321,765          722,456
Maxim Integrated Products, Inc.(2)                                                              16,590,000          720,504
Linear Technology Corp.                                                                         14,425,000          515,982
Corning Inc.(1)                                                                                 46,820,000          473,818
Analog Devices, Inc.                                                                            11,716,666          406,803
Xilinx, Inc.                                                                                    14,800,000          405,964
Cisco Systems, Inc.(1)                                                                          20,614,500          386,728
Automatic Data Processing, Inc.                                                                  8,750,000          347,988
Sun Microsystems, Inc.(1)                                                                       83,147,700          319,287
Micron Technology, Inc.(1)                                                                      27,510,000          316,640
PeopleSoft, Inc.(1)                                                                             18,188,200          316,475
Altera Corp.(1)                                                                                 15,700,000          297,044
Microchip Technology Inc.                                                                       10,225,000          269,838
Intuit Inc.(1)                                                                                   6,334,900          267,903
KLA-Tencor Corp.(1)                                                                              6,475,000          241,906
International Business Machines Corp.                                                            2,615,000          221,464
CDW Corp.                                                                                        3,500,000          204,750
EMC Corp.(1)                                                                                    17,700,000          190,629
Flextronics International Ltd.(1)                                                               14,075,000          174,671
Sabre Holdings Corp., Class A(2)                                                                 7,062,811          162,445
Cadence Design Systems, Inc.(1)                                                                 12,400,000          154,132
T-Online International AG(1)                                                                    16,000,000          153,358
QUALCOMM Inc.                                                                                    4,000,000          152,200
Fujitsu Ltd.                                                                                    22,260,000          138,614
Advanced Micro Devices, Inc.(1)                                                                 12,000,000          137,160
Ceridian Corp.(1)                                                                                7,240,900          133,884
Solectron Corp.(1)                                                                              25,120,600          129,622
ASML Holding NV (New York registered)(1)                                                         9,625,000          124,548
Hirose Electric Co., Ltd.                                                                        1,265,000          123,038
Murata Manufacturing Co., Ltd.                                                                   2,244,000          111,911
Hoya Corp.                                                                                       1,051,000          101,837
Samsung Electronics Co., Ltd.                                                                      257,770          100,941
Hewlett-Packard Co.                                                                              5,138,500           91,928
Nortel Networks Corp.(1)                                                                        22,300,000           83,848
Rohm Co., Ltd.                                                                                     782,000           81,518
Teradyne, Inc.(1)                                                                                6,250,000           80,438
Hon Hai Precision Industry Co., Ltd.                                                            22,884,974           75,382
Paychex, Inc.                                                                                    2,273,019           67,440
National Instruments Corp.                                                                       2,250,000           58,657
Compuware Corp.(1)                                                                              12,054,100           54,605
SINA Corp.(1),(2)                                                                                2,552,000           53,158
Oracle Corp.(1)                                                                                  4,475,000           44,616
Dell Inc.(1)                                                                                     1,080,000           37,627
VIA Technologies, Inc.                                                                          49,411,000           34,157
Jabil Circuit, Inc.(1)                                                                           1,640,000           33,833
Sanmina-SCI Corp.(1)                                                                             4,570,000           31,624
Agere Systems Inc., Class A(1)                                                                  22,166,247           26,821
Electronic Data Systems Corp.                                                                    1,200,000           23,064
Motorola, Inc.                                                                                   1,276,500           20,615
Homestore, Inc.(1)                                                                               4,100,000            8,938
Cypress Semiconductor Corp.(1)                                                                     300,000            2,928
                                                                                                                 14,323,197

HEALTH CARE  --  12.35%
Sanofi-Aventis                                                                                  17,990,129       $1,279,554
Biogen Idec Inc.(1)                                                                             15,911,000          944,000
Forest Laboratories, Inc.(1),(2)                                                                20,311,800          931,296
AstraZeneca PLC (Sweden)                                                                        10,818,000          501,409
AstraZeneca PLC (ADR)                                                                            2,797,000          130,144
AstraZeneca PLC                                                                                  2,800,000          129,087
Eli Lilly and Co.                                                                               10,700,000          678,915
Amgen Inc.(1)                                                                                   11,160,000          661,676
Guidant Corp.                                                                                   10,062,200          601,720
Elan Corp., PLC (ADR)(1)                                                                        17,266,400          390,739
Gilead Sciences, Inc.(1)                                                                         4,750,000          328,367
Genentech, Inc.(1)                                                                               6,500,000          317,070
Express Scripts, Inc.(1),(2)                                                                     4,710,000          297,672
Medtronic, Inc.                                                                                  5,580,000          277,605
Anthem, Inc.(1)                                                                                  2,892,400          234,979
Sepracor Inc.(1)                                                                                 4,250,000          210,842
Allergan, Inc.                                                                                   2,725,000          203,421
Aetna Inc.                                                                                       2,020,000          187,153
St. Jude Medical, Inc.(1)                                                                        2,125,000          142,906
HCA Inc.                                                                                         3,220,000          124,968
Celgene Corp.(1)                                                                                 2,200,000          124,850
American Pharmaceutical Partners, Inc.(1),(2)                                                    3,800,000          115,558
Novo Nordisk A/S, Class B                                                                        2,000,000          106,852
Pfizer Inc                                                                                       3,125,000          102,094
OSI Pharmaceuticals, Inc.(1)                                                                     1,500,000           89,385
Amylin Pharmaceuticals, Inc.(1)                                                                  4,500,000           89,055
Applera Corp. -- Applied Biosystems Group                                                        4,100,000           78,064
Applera Corp. -- Celera Genomics Group(1)                                                          528,800            5,695
Caremark Rx, Inc.(1)                                                                             2,700,000           77,490
Lincare Holdings Inc.(1)                                                                         2,200,000           70,708
Roche Holding AG                                                                                   625,000           60,652
Affymetrix, Inc.(1)                                                                              2,000,000           55,600
Andrx Group(1)                                                                                   2,720,000           54,835
ImClone Systems Inc.(1)                                                                          1,000,000           53,280
Millennium Pharmaceuticals, Inc.(1)                                                              4,000,000           47,560
IDEXX Laboratories, Inc.(1)                                                                        946,700           46,114
ICOS Corp.(1)                                                                                    1,000,000           26,090
Schering-Plough Corp.                                                                              278,200            5,136
                                                                                                                  9,782,541

ENERGY  --  9.34%
Schlumberger Ltd.                                                                               14,198,300          877,455
Burlington Resources Inc.(2)                                                                    19,760,000          715,905
Devon Energy Corp.                                                                               7,695,000          498,713
LUKoil Holding (ADR)                                                                             3,750,000          442,500
Transocean Sedco Forex Inc.(1)                                                                  12,649,900          388,352
Suncor Energy Inc.                                                                              13,303,862          369,394
EOG Resources, Inc.(2)                                                                           6,200,000          358,174
Halliburton Co.                                                                                 11,905,000          347,269
Petro-Canada                                                                                     6,034,700          282,403
Noble Corp.(1)                                                                                   6,675,000          268,468
BG Group PLC                                                                                    40,291,737          249,006
ENSCO International Inc.(2)                                                                      8,235,000          240,133
Nexen Inc.                                                                                       6,225,646          221,938
Canadian Natural Resources, Ltd.                                                                 6,200,000          201,493
Diamond Offshore Drilling, Inc.                                                                  6,425,000          163,323
Pogo Producing Co.(2)                                                                            3,644,400          160,281
Baker Hughes Inc.                                                                                4,000,000          157,320
Rowan Companies, Inc.(1),(2)                                                                     6,450,000          156,864
Occidental Petroleum Corp.                                                                       3,000,000          154,950
Shell Canada Ltd.                                                                                2,980,000          147,889
BJ Services Co.                                                                                  3,000,000          144,150
Apache Corp.                                                                                     3,145,060          140,553
Weatherford International Ltd.(1)                                                                3,000,000          139,020
Cross Timbers Oil Co.                                                                            4,600,000          128,984
Norsk Hydro ASA (ADR)                                                                            1,567,800           98,081
Premcor Inc.(1)                                                                                  2,814,200           94,360
Imperial Oil Ltd.                                                                                2,007,577           94,024
Exxon Mobil Corp.                                                                                1,900,000           87,590
Murphy Oil Corp.                                                                                   878,000           66,298
                                                                                                                  7,394,890

INDUSTRIALS  --  8.44%
Tyco International Ltd.                                                                         32,675,000        1,023,381
General Electric Co.                                                                            23,740,000          778,435
FedEx Corp.                                                                                      6,822,300          559,360
Illinois Tool Works Inc.                                                                         5,950,000          543,176
Boeing Co.                                                                                      10,200,000          532,644
Southwest Airlines Co.                                                                          35,079,877          519,884
United Parcel Service, Inc., Class B                                                             7,078,300          517,070
General Dynamics Corp.                                                                           5,120,700          499,985
3M Co.                                                                                           3,940,000          324,498
Northrop Grumman Corp.                                                                           5,900,200          304,745
Ryanair Holdings PLC (ADR)(1)                                                                    6,835,000          212,227
Robert Half International Inc.                                                                   6,610,000          161,945
Burlington Northern Santa Fe Corp.                                                               3,950,000          141,410
Allied Waste Industries, Inc.(1)                                                                13,500,000          138,240
Monster Worldwide, Inc.(1)                                                                       5,775,000          116,828
Manpower Inc.                                                                                    2,400,000          101,352
Deere & Co.                                                                                      1,200,000           75,924
Raytheon Co.                                                                                     2,100,000           72,933
Bombardier Inc., Class B                                                                        13,271,050           30,598
United Rentals, Inc.(1)                                                                          1,927,600           28,316
                                                                                                                  6,682,951

FINANCIALS  --  8.12%
American International Group, Inc.                                                              27,480,200        1,957,689
Freddie Mac                                                                                     15,306,600        1,027,379
Fannie Mae                                                                                      13,423,200          999,357
XL Capital Ltd., Class A                                                                         4,665,000          327,483
Bank of New York Co., Inc.                                                                      10,695,000          318,711
Mitsubishi Estate Co., Ltd.                                                                     26,500,000          299,610
Capital One Financial Corp.                                                                      2,500,000          169,400
Berkshire Hathaway Inc., Class A(1)                                                                  1,850          160,950
Wells Fargo & Co.                                                                                2,730,000          160,387
Citigroup Inc.                                                                                   2,660,000          123,903
Mizuho Financial Group, Inc.                                                                        30,000          121,785
Marsh & McLennan Companies, Inc.                                                                 2,475,900          110,648
Sumitomo Realty & Development Co., Ltd.                                                         10,000,000          109,938
SunTrust Banks, Inc.                                                                             1,500,000          102,150
Chubb Corp.                                                                                      1,500,000          102,015
American Express Co.                                                                             1,700,000           85,034
Aon Corp.                                                                                        3,218,600           83,523
Mitsui Sumitomo Insurance Co., Ltd.                                                              8,000,000           71,124
Protective Life Corp.                                                                            1,500,000           58,695
City National Corp.                                                                                675,000           44,537
                                                                                                                  6,434,318

CONSUMER STAPLES  --  5.29%
Altria Group, Inc.                                                                              26,700,000     $  1,306,965
Walgreen Co.                                                                                    23,560,000          858,762
PepsiCo, Inc.                                                                                    6,275,000          313,750
Anheuser-Busch Companies, Inc.                                                                   5,930,000          313,104
Coca-Cola Co.                                                                                    6,965,000          311,405
Procter & Gamble Co.                                                                             3,520,000          197,014
Kerry Group PLC, Class A                                                                         8,230,668          171,413
Unilever NV (New York registered)                                                                2,800,000          168,168
Wal-Mart Stores, Inc.                                                                            3,050,000          160,644
Avon Products, Inc.                                                                              3,200,000          141,376
Wm. Wrigley Jr. Co.                                                                              1,330,000           82,500
Whole Foods Market, Inc.                                                                           974,800           75,771
General Mills, Inc.                                                                              1,235,000           58,354
SYSCO Corp.                                                                                      1,000,000           32,140
                                                                                                                  4,191,366

TELECOMMUNICATION SERVICES  --  3.29%
Vodafone Group PLC (ADR)                                                                        33,010,000          755,929
Vodafone Group PLC                                                                              68,465,000          155,967
AT&T Wireless Services, Inc.(1)                                                                 42,672,500          623,872
Sprint Corp.                                                                                    24,545,350          483,053
Telefonica, SA (ADR)                                                                             5,000,000          214,600
KDDI Corp.                                                                                          30,000          144,930
China Unicom Ltd.                                                                              150,000,000          110,578
Deutsche Telekom AG(1)                                                                           5,000,000           87,263
AT&T Corp.                                                                                       2,000,000           29,560
                                                                                                                  2,605,752

MATERIALS  --  2.58%
Freeport-McMoRan Copper & Gold Inc., Class B                                                     8,011,100          301,458
Inco Ltd.(1)                                                                                     7,000,000          238,980
Newmont Mining Corp.                                                                             4,700,000          208,633
Phelps Dodge Corp.                                                                               2,500,000          203,900
BHP Billiton Ltd.                                                                               19,516,661          181,069
Rio Tinto PLC                                                                                    7,000,000          174,179
CONSOL Energy Inc.(3)                                                                            3,700,000          118,696
CONSOL Energy Inc.                                                                                 800,000           25,664
CRH PLC                                                                                          5,969,432          135,661
Dow Chemical Co.                                                                                 2,606,600          111,588
Potash Corp. of Saskatchewan Inc.                                                                1,904,000          105,710
Nitto Denko Corp.                                                                                2,111,000           93,064
Sealed Air Corp.(1)                                                                              1,580,000           77,610
Barrick Gold Corp.                                                                               3,400,000           68,000
                                                                                                                  2,044,212

UTILITIES  --  0.13%
Questar Corp.                                                                                    2,475,000          100,683

MISCELLANEOUS  --  2.32%
Other common stock securities in initial period of acquisition                                                    1,839,893

TOTAL COMMON STOCKS (cost: $63,967,460,000)                                                                      70,987,443

                                                                                                               Market value
RIGHTS AND WARRANTS -- 0.00%                                                                        Shares            (000)

TELECOMMUNICATION SERVICES  --  0.00%
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (3),(4)                         634,116    $       1,325
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (3),(4)                          96,812              202
                                                                                                                      1,527

CONSUMER DISCRETIONARY  --  0.00%
NTL Inc., Series A, warrants, expire 2011                                                           40,425              197

TOTAL RIGHTS AND WARRANTS (cost: $20,166,000)                                                                         1,724


CONVERTIBLE SECURITIES -- 0.12%

FINANCIALS  --  0.11%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units              4,572,000,000           88,866

TELECOMMUNICATION SERVICES -- 0.01%
Broadview Networks Holdings, Inc., Series E, convertible preferred (1),(3),(4)                   1,588,972            3,337

INFORMATION TECHNOLOGY -- 0.00%
ProAct Technologies Corp., Series C, convertible preferred (1),(3),(4)                           6,500,000            2,665

TOTAL CONVERTIBLE SECURITIES (cost: $89,044,000)                                                                     94,868

                                                                                          Principal amount
BONDS AND NOTES -- 0.02%                                                                             (000)

CONSUMER DISCRETIONARY  --  0.02%
AOL Time Warner Inc. 5.625% 2005                                                                    10,795           11,036

TOTAL BONDS AND NOTES (cost: $10,582,000)                                                                            11,036


SHORT-TERM SECURITIES -- 10.09%

U.S. Treasury Bills 0.963%-1.517% due 9/2-11/18/2004                                             2,825,200        2,821,493
Federal Home Loan Bank 1.33%-1.625% due 9/8-11/19/2004                                             252,762          252,258
Freddie Mac 1.32%-1.685% due 9/1-11/23/2004                                                        225,000          224,561
Wells Fargo & Co. 1.40%-1.60% due 9/21-10/19/2004                                                  200,000          199,998
State Street Bank & Trust 1.35%-1.62% due 9/8-11/1/2004                                            200,000          199,997
J.P. Morgan Chase & Co. 1.42%-1.50% due 9/22-9/27/2004                                             125,000          124,876
Park Avenue Receivables Co. LLC 1.39%-1.56% due 9/3-10/4/2004(3)                                    75,000           74,958
DuPont (E.I.) de Nemours & Co. 1.33%-1.55% due 9/10-10/19/2004                                     200,000          199,758
Proctor & Gamble Co. 1.34%-1.61% due 9/9-11/17/2004(3)                                             200,000          199,717
Edison Asset Securitization LLC 1.39%-1.63% due 9/17-10/27/2004(3)                                 100,000           99,818
General Electric Capital Services Inc. 1.40% due 9/20/2004                                          50,000           49,960
General Electric Capital Corp. 1.42%-1.58% due 9/27-10/15/2004                                      50,000           49,922
Wal-Mart Stores Inc. 1.34%-1.60% due 9/8-11/9/2004(3)                                              200,000          199,680
Fannie Mae 1.32%-1.62% due 9/13-11/3/2004                                                          200,000          199,672
Pfizer Inc.1.33%-1.62% due 9/7-11/16/2004(3)                                                       200,000          199,592
CAFCO, LLC 1.50%-1.63% due 9/24-11/5/2004(3)                                                       150,000          149,673
Ciesco LLC 1.52%-1.60% due 10/8-10/22/2004                                                          50,000           49,902
Bank of America Corp. 1.51%-1.62% due 10/15-11/1/2004                                              150,000          149,611
Receivables Capital Corp. 1.51%-1.52% due 9/3-10/12/2004(3)                                         50,000           49,943
Coca-Cola Co. 1.50%-1.60% due 10/22-11/8/2004                                                      200,000          199,494
Variable Funding Capital Corp. 1.40%-1.51% due 9/10-9/21/2004(3)                                   150,000          149,895
Gannett Co. 1.41%-1.49% due 9/14-9/24/2004(3)                                                      150,000          149,880
International Bank for Reconstruction and Development 1.23%-1.595% due
     9/8-11/15/2004                                                                                150,000          149,763
Exxon Asset Management Co. 1.50% due 10/8-10/18/2004(3)                                            150,000          149,739
New Center Asset Trust 1.40%-1.63% due 9/24-11/8/2004                                              150,000          149,725
Abbott Laboratories Inc. 1.34%-1.50% due 9/14-10/19/2004(3)                                        140,000          139,815
Three Pillars Funding Corp. 1.48%-1.56% due 9/1-9/27/2004(3)                                       125,000          124,937
Private Export Funding Corp. 1.49%-1.50% due 9/27-10/12/2004(3)                                    125,000          124,826
Federal Farm Credit Banks 1.39%-1.64% due 9/22-11/29/2004                                          125,000          124,793
FCAR Owner Trust I 1.53%-1.61% due 10/4-10/25/2004                                                 125,000          124,755
AIG Funding, Inc. 1.26%-1.52% due 9/7-10/13/2004                                                   100,000           99,923
American General Finance Corp. 1.38%-1.51%% due 9/13/2004                                           20,000           19,990
Triple-A One Funding Corp. 1.45%-1.57% due 9/2-10/4/2004(3)                                        120,000          119,888
Tennessee Valley Authority 1.30%-1.39% due 9/9-9/16/2004                                           100,000           99,955
ChevronTexaco Corp. 1.48%-1.50% due 9/28-10/15/2004                                                100,000           99,848
IBM Credit Corp. 1.53%-1.54%% due 11/2/2004                                                        100,000           99,718
Caterpillar Financial Services Corp. 1.34%-1.60% due 9/1-11/3/2004                                  75,000           74,888
Netjets Inc. 1.51%-1.61% due 10/6-10/26/2004(3)                                                     75,000           74,847
American Express Credit Corp. 1.29.% due 9/1/2004                                                   50,000           49,998
Verizon Network Funding Corp. 1.36%-1.50% due 9/3-9/20/2004                                         50,000           49,980
Household Finance Corp. 1.39%-1.54% due 9/1-10/5/2004                                               50,000           49,962
Eli Lilly and Co. 1.45%-1.56% due 9/10-10/29/2004(3)                                                50,000           49,891
Anheuser-Busch Cos. Inc. 1.32% due 9/10/2004(3)                                                     20,000           19,992

TOTAL SHORT-TERM SECURITIES (cost: $7,991,915,000)                                                                7,991,891


TOTAL INVESTMENT SECURITIES (cost: $72,079,167,000)                                                              79,086,962
New Taiwanese Dollar (cost: $9,522,000)                                                          $NT 9,522            9,494
Other assets less liabilities                                                                                       102,416

NET ASSETS                                                                                                      $79,198,872

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company
    Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restriced securities was $2,203,316, which represented 2.78% of the net assets of the fund.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.

ADR = American Depositary Receipts

See Notes to Financial Statements




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2004                            (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $68,872,201)                                             $75,089,642
  Affiliated issuers (cost: $3,206,966)                                                  3,997,320                 $79,086,962
 Cash denominated in non-U.S. currencies (cost: $9,522)                                                                  9,494
 Cash                                                                                                                   40,915
 Receivables for:
  Sales of investments                                                                    $171,783
  Sales of fund's shares                                                                   167,178
  Dividends and interest                                                                    69,398                     408,359
                                                                                                                    79,545,730
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 208,952
  Repurchases of fund's shares                                                              60,590
  Investment advisory services                                                              19,160
  Services provided by affiliates                                                           55,519
  Deferred Directors' compensation                                                           1,355
  Other fees and expenses                                                                    1,282                     346,858
NET ASSETS AT AUGUST 31, 2004                                                                                      $79,198,872

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                        $72,557,766
 Undistributed net investment income                                                                                    52,263
 Accumulated net realized loss                                                                                        (418,779)
 Net unrealized appreciation                                                                                         7,007,622
NET ASSETS AT AUGUST 31, 2004                                                                                      $79,198,872

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,257,708 total shares outstanding)

                                                                                                                  Net asset value
                                                                             Net assets      Shares outstanding     per share (1)

Class A                                                                     $52,432,242               2,145,949             24.43
Class B                                                                       4,787,858                 201,761             23.73
Class C                                                                       4,814,095                 203,320             23.68
Class F                                                                       7,236,750                 297,465             24.33
Class 529-A                                                                     815,325                  33,449             24.38
Class 529-B                                                                     218,732                   9,149             23.91
Class 529-C                                                                     272,879                  11,410             23.91
Class 529-E                                                                      44,324                   1,830             24.22
Class 529-F                                                                      15,489                     636             24.34
Class R-1                                                                        57,016                   2,374             24.02
Class R-2                                                                       857,218                  35,706             24.01
Class R-3                                                                     3,147,678                 130,165             24.18
Class R-4                                                                     3,320,348                 136,370             24.35
Class R-5                                                                     1,178,918                  48,124             24.50

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $25.92 and $25.87, respectively.


See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended August 31, 2004                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of
            $19,660; also includes $11,885 from affiliates)                                  $523,035
  Interest                                                                                    102,940                    $625,975

 Fees and expenses:
  Investment advisory services                                                                205,522
  Distribution services                                                                       246,856
  Transfer agent services                                                                      67,519
  Administrative services                                                                      31,390
  Reports to shareholders                                                                       2,605
  Registration statement and prospectus                                                         3,428
  Postage, stationery and supplies                                                              6,926
  Directors' compensation                                                                         336
  Auditing and legal                                                                              153
  Custodian                                                                                     4,700
  State and local taxes                                                                             1
  Other                                                                                           220
  Total expenses before reimbursement                                                         569,656
   Reimbursement of expenses                                                                      717                     568,939
 Net investment income                                                                                                     57,036

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
 INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments (includes $75,074 net gain from affiliates)                                   1,376,854
  Non-U.S. currency transactions                                                              140,155                   1,517,009
 Net unrealized appreciation on:
  Investments                                                                               2,932,997
  Non-U.S. currency translations                                                                  861                   2,933,858
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                                                                                4,450,867
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $4,507,903


See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS
                                                        (dollars in thousands)

                                                                                                    Year ended August 31
                                                                                                 2004                        2003
OPERATIONS:
 Net investment income                                                                        $57,036                     $78,333
 Net realized gain on investments and
  non-U.S. currency transactions                                                            1,517,009                     220,101
 Net unrealized appreciation on investments
  and non-U.S. currency translations                                                        2,933,858                   8,438,265
  Net increase in net assets resulting
   from operations                                                                          4,507,903                   8,736,699

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                     (20,306)                    (37,508)

CAPITAL SHARE TRANSACTIONS                                                                 21,009,117                   8,890,875

TOTAL INCREASE IN NET ASSETS                                                               25,496,714                  17,590,066

NET ASSETS:
 Beginning of year                                                                         53,702,158                  36,112,092
 End of year (including  undistributed
  net investment income: $52,263 and $17,706,
  respectively)                                                                           $79,198,872                 $53,702,158


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $72,102,425,000.

During the year ended August 31, 2004, the fund reclassified $1,688,000 and $485,000 from undistributed net investment income to accumulated net realized loss and paid-in capital, respectively, to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)

Undistributed net investment income and currency gains                                                       $ 53,618
Short-term capital loss carryforward expiring in 2011                                                        (405,043)
Gross unrealized appreciation on investment securities                                                     10,402,358
Gross unrealized depreciation on investment securities                                                     (3,408,327)
Net unrealized appreciation on investment securities                                                        6,994,031

Undistributed net investment income and currency gains above include currency losses of $1,298,000 that were realized during the period November 1, 2002 through August 31, 2003. The short-term capital loss carryforward above reflects the utilization of a capital loss carryforward of $1,528,612,000. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Tax basis distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                                  Year ended August 31, 2004              Year ended August 31, 2003

Class A                                                                        $ 11,834                                $ 31,898
Class B                                                                               -                                       -
Class C                                                                               -                                       -
Class F                                                                           4,078                                   4,413
Class 529-A                                                                         640                                     455
Class 529-B                                                                           -                                       -
Class 529-C                                                                           -                                       -
Class 529-E                                                                           -                                      13
Class 529-F                                                                           9                                       1
Class R-1                                                                             -                                       2
Class R-2                                                                             -                                      63
Class R-3                                                                         1,019                                     218
Class R-4                                                                         1,782                                     109
Class R-5                                                                           944                                     336
Total                                                                          $ 20,306                                $ 37,508

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.276% on such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective March 1, 2004, reducing the existing annual rates to 0.280% from 0.281% on daily net assets in excess of $34 billion but not exceeding $44 billion; 0.275% from 0.278% on daily net assets in excess of $44 billion but not exceeding $55 billion; and 0.270% from 0.276% on daily net assets in excess of $55 billion. The new agreement also continued the series of rates to include additional annual rates of 0.265% on daily net assets in excess of $71 billion but not exceeding $89 billion and 0.260% on such assets in excess of $89 billion. For the year ended August 31, 2004, the investment advisory services fee was $205,522,000, which was equivalent to an annualized rate of 0.294% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2004, unreimbursed expenses subject to reimbursement totaled $19,241,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended August 31, 2004, CRMC voluntarily agreed to pay a portion of these fees for Class R-2. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended August 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $123,089          $62,133        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          43,869           5,386         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          40,595         Included            $6,089             $1,175           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          14,450         Included             8,670               694            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         945           Included              962                117                $ 641
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B        1,786          Included              268                 91                  179
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        2,159          Included              324                 90                  216
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         177           Included              53                  6                   35
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          28           Included              17                  2                   11
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          427           Included              64                  20            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         4,430          Included              886               2,294           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         9,959          Included             2,988              1,734           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         4,942          Included             2,965                44            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              737                 18            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $246,856          $67,519           $24,023             $6,285               $1,082
         --------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $220,000 in current fees (either paid in cash or deferred) and a net increase of $116,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                               Sales(1)                   dividends and distributions
                                                                     Amount        Shares              Amount             Shares
Year ended August 31, 2004
Class A                                                        $ 13,997,627       571,535            $ 11,368                479
Class B                                                           1,361,390        57,197                   -                  -
Class C                                                           2,272,540        95,568                   -                  -
Class F                                                           4,026,826       165,027               3,553                150
Class 529-A                                                         396,211        16,197                 640                 27
Class 529-B                                                          94,663         3,934                   -                  -
Class 529-C                                                         135,685         5,626                   -                  -
Class 529-E                                                          21,280           876                   -                  -
Class 529-F                                                          10,194           420                   9                 -*
Class R-1                                                            45,559         1,891                   -                  -
Class R-2                                                           652,292        26,868                   -                  -
Class R-3                                                         2,767,267       113,203               1,018                 43
Class R-4                                                         3,346,408       136,236               1,779                 75
Class R-5                                                         1,025,373        41,161                 907                 38
Total net increase
   (decrease)                                                  $ 30,153,315     1,235,739            $ 19,274                812

Year ended August 31, 2003
Class A                                                         $ 9,047,567       464,304            $ 30,635              1,635
Class B                                                           1,070,469        55,879                   -                  -
Class C                                                           1,255,978        65,233                   -                  -
Class F                                                           2,106,047       107,747               3,909                209
Class 529-A                                                         210,052        10,828                 455                 24
Class 529-B                                                          65,004         3,377                   -                  -
Class 529-C                                                          74,845         3,886                   -                  -
Class 529-E                                                          14,036           728                  13                  1
Class 529-F                                                           4,649           239                   1                 -*
Class R-1                                                            20,507         1,061                   2                 -*
Class R-2                                                           304,985        15,642                  63                  3
Class R-3                                                           740,993        37,695                 218                 12
Class R-4                                                           400,549        20,284                 109                  6
Class R-5                                                           190,807         9,343                 292                 16
Total net increase
   (decrease)                                                  $ 15,506,488       796,246            $ 35,697              1,906




Share class                                                             Repurchases(1)                       Net increase
                                                                     Amount        Shares              Amount             Shares
Year ended August 31, 2004
Class A                                                        $ (6,407,752)     (261,061)        $ 7,601,243            310,953
Class B                                                            (337,205)      (14,098)          1,024,185             43,099
Class C                                                            (430,258)      (18,004)          1,842,282             77,564
Class F                                                            (824,402)      (33,759)          3,205,977            131,418
Class 529-A                                                         (23,708)         (964)            373,143             15,260
Class 529-B                                                          (4,482)         (185)             90,181              3,749
Class 529-C                                                          (8,634)         (359)            127,051              5,267
Class 529-E                                                          (1,490)          (62)             19,790                814
Class 529-F                                                            (487)          (20)              9,716                400
Class R-1                                                           (13,212)         (547)             32,347              1,344
Class R-2                                                          (118,354)       (4,877)            533,938             21,991
Class R-3                                                          (399,246)      (16,323)          2,369,039             96,923
Class R-4                                                          (439,571)      (17,816)          2,908,616            118,495
Class R-5                                                          (154,671)       (6,245)            871,609             34,954
Total net increase
   (decrease)                                                  $ (9,163,472)     (374,320)       $ 21,009,117            862,231

Year ended August 31, 2003
Class A                                                        $ (5,340,089)     (281,360)        $ 3,738,113            184,579
Class B                                                            (293,438)      (15,873)            777,031             40,006
Class C                                                            (269,689)      (14,499)            986,289             50,734
Class F                                                            (511,381)      (26,978)          1,598,575             80,978
Class 529-A                                                          (8,258)         (429)            202,249             10,423
Class 529-B                                                          (2,057)         (107)             62,947              3,270
Class 529-C                                                          (3,782)         (195)             71,063              3,691
Class 529-E                                                            (218)          (11)             13,831                718
Class 529-F                                                             (57)           (3)              4,593                236
Class R-1                                                            (1,954)          (99)             18,555                962
Class R-2                                                           (45,532)       (2,350)            259,516             13,295
Class R-3                                                           (98,763)       (5,062)            642,448             32,645
Class R-4                                                           (51,101)       (2,582)            349,557             17,708
Class R-5                                                           (24,991)       (1,283)            166,108              8,076
Total net increase
   (decrease)                                                  $ (6,651,310)     (350,831)        $ 8,890,875            447,321


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $30,325,456,000 and $11,934,808,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $4,700,000 included $32,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                  Income (loss) from investment operations(2)
                                                                                                              Net
                                                                  Net asset                        gains (losses)
                                                                     value,              Net        on securities      Total from
                                                                  beginning       investment       (both realized      investment
                                                                  of period     income (loss)     and unrealized)      operations
CLASS A:
 Year ended 8/31/2004                                                $22.49             $.05               $1.90           $1.95
 Year ended 8/31/2003                                                 18.57              .06                3.88            3.94
 Year ended 8/31/2002                                                 23.20              .04               (4.62)          (4.58)
 Year ended 8/31/2001                                                 35.91              .15               (8.62)          (8.47)
 Year ended 8/31/2000                                                 26.20              .18               12.77           12.95
CLASS B:
 Year ended 8/31/2004                                                 22.00             (.13)               1.86            1.73
 Year ended 8/31/2003                                                 18.28             (.09)               3.81            3.72
 Year ended 8/31/2002                                                 22.98             (.13)              (4.57)          (4.70)
 Year ended 8/31/2001                                                 35.79             (.07)              (8.56)          (8.63)
 Period from 3/15/2000 to 8/31/2000                                   32.44                - (5)            3.35            3.35
CLASS C:
 Year ended 8/31/2004                                                 21.96             (.14)               1.86            1.72
 Year ended 8/31/2003                                                 18.26             (.10)               3.80            3.70
 Year ended 8/31/2002                                                 22.95             (.13)              (4.56)          (4.69)
 Period from 3/15/2001 to 8/31/2001                                   23.78             (.08)               (.75)           (.83)
CLASS F:
 Year ended 8/31/2004                                                 22.41              .04                1.90            1.94
 Year ended 8/31/2003                                                 18.53              .05                3.87            3.92
 Year ended 8/31/2002                                                 23.19              .03               (4.61)          (4.58)
 Period from 3/15/2001 to 8/31/2001                                   23.92              .02                (.75)           (.73)
CLASS 529-A:
 Year ended 8/31/2004                                                 22.47              .04                1.90            1.94
 Year ended 8/31/2003                                                 18.56              .07                3.88            3.95
 Period from 2/15/2002 to 8/31/2002                                   22.62              .01               (4.07)          (4.06)
CLASS 529-B:
 Year ended 8/31/2004                                                 22.20             (.18)               1.89            1.71
 Year ended 8/31/2003                                                 18.48             (.12)               3.84            3.72
 Period from 2/15/2002 to 8/31/2002                                   22.62             (.08)              (4.06)          (4.14)
CLASS 529-C:
 Year ended 8/31/2004                                                 22.21             (.17)               1.87            1.70
 Year ended 8/31/2003                                                 18.48             (.12)               3.85            3.73
 Period from 2/15/2002 to 8/31/2002                                   22.62             (.08)              (4.06)          (4.14)
CLASS 529-E:
 Year ended 8/31/2004                                                 22.37             (.05)               1.90            1.85
 Year ended 8/31/2003                                                 18.55             (.02)               3.87            3.85
 Period from 3/1/2002 to 8/31/2002                                    22.95             (.02)              (4.38)          (4.40)
CLASS 529-F:
 Year ended 8/31/2004                                                 22.45              .02                1.89            1.91
 Period from 9/16/2002 to 8/31/2003                                   18.39              .03                4.06            4.09




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                  Income (loss) from investment operations(2)
                                                                                                             Net
                                                                  Net asset                         gains(losses)
                                                                     value,              Net        on securities      Total from
                                                                  beginning       investment       (both realized      investment
                                                                  of period     income (loss)     and unrealized)      operations
CLASS R-1:
 Year ended 8/31/2004                                                $22.28            $(.15)              $1.89           $1.74
 Year ended 8/31/2003                                                 18.53             (.11)               3.87            3.76
 Period from 6/6/2002 to 8/31/2002                                    21.08             (.03)              (2.52)          (2.55)
CLASS R-2:
 Year ended 8/31/2004                                                 22.26             (.14)               1.89            1.75
 Year ended 8/31/2003                                                 18.53             (.10)               3.86            3.76
 Period from 5/21/2002 to 8/31/2002                                   22.11             (.03)              (3.55)          (3.58)
CLASS R-3:
 Year ended 8/31/2004                                                 22.35             (.03)               1.88            1.85
 Year ended 8/31/2003                                                 18.55             (.02)               3.86            3.84
 Period from 5/21/2002 to 8/31/2002                                   22.11             (.01)              (3.55)          (3.56)
CLASS R-4:
 Year ended 8/31/2004                                                 22.44              .05                1.90            1.95
 Year ended 8/31/2003                                                 18.57              .05                3.87            3.92
 Period from 5/28/2002 to 8/31/2002                                   22.01              .01               (3.45)          (3.44)
CLASS R-5:
 Year ended 8/31/2004                                                 22.52              .12                1.91            2.03
 Year ended 8/31/2003                                                 18.58              .11                3.89            4.00
 Period from 5/15/2002 to 8/31/2002                                   22.40              .03               (3.85)          (3.82)




FINANCIAL HIGHLIGHTS (1)


                                                                             Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions               Total      Net asset
                                                                  investment    (from capital       dividends and     value, end
                                                                     income)           gains)       distributions      of period
CLASS A:
 Year ended 8/31/2004                                                 $(.01)             $ -               $(.01)         $24.43
 Year ended 8/31/2003                                                  (.02)               -                (.02)          22.49
 Year ended 8/31/2002                                                  (.05)               -                (.05)          18.57
 Year ended 8/31/2001                                                  (.15)           (4.09)              (4.24)          23.20
 Year ended 8/31/2000                                                  (.04)           (3.20)              (3.24)          35.91
CLASS B:
 Year ended 8/31/2004                                                     -                -                   -           23.73
 Year ended 8/31/2003                                                     -                -                   -           22.00
 Year ended 8/31/2002                                                     -                -                   -           18.28
 Year ended 8/31/2001                                                  (.09)           (4.09)              (4.18)          22.98
 Period from 3/15/2000 to 8/31/2000                                       -                -                   -           35.79
CLASS C:
 Year ended 8/31/2004                                                     -                -                   -           23.68
 Year ended 8/31/2003                                                     -                -                   -           21.96
 Year ended 8/31/2002                                                     -                -                   -           18.26
 Period from 3/15/2001 to 8/31/2001                                       -                -                   -           22.95
CLASS F:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.33
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.41
 Year ended 8/31/2002                                                  (.08)               -                (.08)          18.53
 Period from 3/15/2001 to 8/31/2001                                       -                -                   -           23.19
CLASS 529-A:
 Year ended 8/31/2004                                                  (.03)               -                (.03)          24.38
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.47
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.56
CLASS 529-B:
 Year ended 8/31/2004                                                     -                -                   -           23.91
 Year ended 8/31/2003                                                     -                -                   -           22.20
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.48
CLASS 529-C:
 Year ended 8/31/2004                                                     -                -                   -           23.91
 Year ended 8/31/2003                                                     -                -                   -           22.21
 Period from 2/15/2002 to 8/31/2002                                       -                -                   -           18.48
CLASS 529-E:
 Year ended 8/31/2004                                                     -                -                   -           24.22
 Year ended 8/31/2003                                                  (.03)               -                (.03)          22.37
 Period from 3/1/2002 to 8/31/2002                                        -                -                   -           18.55
CLASS 529-F:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.34
 Period from 9/16/2002 to 8/31/2003                                    (.03)               -                (.03)          22.45




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                            Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions               Total      Net asset
                                                                  investment    (from capital       dividends and     value, end
                                                                     income)           gains)       distributions      of period
CLASS R-1:
 Year ended 8/31/2004                                                     -                -                   -          $24.02
 Year ended 8/31/2003                                                  (.01)               -                (.01)          22.28
 Period from 6/6/2002 to 8/31/2002                                        -                -                   -           18.53
CLASS R-2:
 Year ended 8/31/2004                                                     -                -                   -           24.01
 Year ended 8/31/2003                                                  (.03)               -                (.03)          22.26
 Period from 5/21/2002 to 8/31/2002                                       -                -                   -           18.53
CLASS R-3:
 Year ended 8/31/2004                                                  (.02)               -                (.02)          24.18
 Year ended 8/31/2003                                                  (.04)               -                (.04)          22.35
 Period from 5/21/2002 to 8/31/2002                                       -                -                   -           18.55
CLASS R-4:
 Year ended 8/31/2004                                                  (.04)               -                (.04)          24.35
 Year ended 8/31/2003                                                  (.05)               -                (.05)          22.44
 Period from 5/28/2002 to 8/31/2002                                       -                -                   -           18.57
CLASS R-5:
 Year ended 8/31/2004                                                  (.05)               -                (.05)          24.50
 Year ended 8/31/2003                                                  (.06)               -                (.06)          22.52
 Period from 5/15/2002 to 8/31/2002                                       -                -                   -           18.58




FINANCIAL HIGHLIGHTS (1)

                                                                    Ratio of expenses   Ratio of expenses              Ratio of
                                                       Net assets,     to average net      to average net     net income (loss)
                                             Total   end of period      assets before        assets after           to average
                                         return (3)   (in millions)     reimbursement    reimbursement(4)           net assets
CLASS A:
 Year ended 8/31/2004                         8.65%        $52,432                .70%                .70%                 .20%
 Year ended 8/31/2003                        21.23          41,267                .76                 .76                  .28
 Year ended 8/31/2002                       (19.80)         30,644                .75                 .75                  .18
 Year ended 8/31/2001                       (25.28)         34,312                .71                 .71                  .56
 Year ended 8/31/2000                        53.51          40,671                .70                 .70                  .58
CLASS B:
 Year ended 8/31/2004                         7.86           4,788               1.44                1.44                 (.55)
 Year ended 8/31/2003                        20.35           3,490               1.53                1.53                 (.49)
 Year ended 8/31/2002                       (20.45)          2,170               1.52                1.52                 (.60)
 Year ended 8/31/2001                       (25.83)          1,437               1.48                1.48                 (.29)
 Period from 3/15/2000 to 8/31/2000          10.33             424                .66                 .66                 (.01)
CLASS C:
 Year ended 8/31/2004                         7.83           4,814               1.50                1.50                 (.60)
 Year ended 8/31/2003                        20.26           2,762               1.55                1.55                 (.52)
 Year ended 8/31/2002                       (20.44)          1,370               1.55                1.55                 (.63)
 Period from 3/15/2001 to 8/31/2001          (3.49)            385                .80                 .80                 (.34)
CLASS F:
 Year ended 8/31/2004                         8.66           7,237                .72                 .72                  .17
 Year ended 8/31/2003                        21.22           3,721                .75                 .75                  .28
 Year ended 8/31/2002                       (19.83)          1,576                .77                 .77                  .15
 Period from 3/15/2001 to 8/31/2001          (3.05)            350                .38                 .38                  .08
CLASS 529-A:
 Year ended 8/31/2004                         8.63             815                .74                 .74                  .16
 Year ended 8/31/2003                        21.35             409                .67                 .67                  .36
 Period from 2/15/2002 to 8/31/2002         (17.95)            144                .86 (6)             .86 (6)              .07 (6)
CLASS 529-B:
 Year ended 8/31/2004                         7.70             219               1.62                1.62                 (.72)
 Year ended 8/31/2003                        20.13             120               1.66                1.66                 (.63)
 Period from 2/15/2002 to 8/31/2002         (18.30)             39               1.66 (6)            1.66 (6)             (.74)(6)
CLASS 529-C:
 Year ended 8/31/2004                         7.65             273               1.61                1.61                 (.71)
 Year ended 8/31/2003                        20.18             136               1.65                1.65                 (.61)
 Period from 2/15/2002 to 8/31/2002         (18.30)             45               1.64 (6)            1.64 (6)             (.72)(6)
CLASS 529-E:
 Year ended 8/31/2004                         8.27              44               1.09                1.09                 (.19)
 Year ended 8/31/2003                        20.78              23               1.11                1.11                 (.08)
 Period from 3/1/2002 to 8/31/2002          (19.17)              6                .56                 .56                 (.10)
CLASS 529-F:
 Year ended 8/31/2004                         8.53              16                .84                 .84                  .07
 Period from 9/16/2002 to 8/31/2003          22.27               5                .86 (6)             .86 (6)              .16 (6)




FINANCIAL HIGHLIGHTS (1)                                          (continued)



                                                                    Ratio of expenses   Ratio of expenses             Ratio of
                                                       Net assets,     to average net      to average net     net income (loss)
                                             Total   end of period      assets before        assets after           to average
                                            return    (in millions)     reimbursement    reimbursement(4)           net assets
CLASS R-1:
 Year ended 8/31/2004                        7.81%             $57              1.51%               1.51%                -.61%
 Year ended 8/31/2003                        20.29              23              1.59                1.53                 (.53)
 Period from 6/6/2002 to 8/31/2002          (12.10)              1               .46                 .36                 (.16)
CLASS R-2:
 Year ended 8/31/2004                         7.86             857              1.60                1.48                 (.57)
 Year ended 8/31/2003                        20.29             305              1.82                1.49                 (.49)
 Period from 5/21/2002 to 8/31/2002         (16.19)              8               .49                 .42                 (.17)
CLASS R-3:
 Year ended 8/31/2004                         8.28           3,148              1.05                1.05                 (.14)
 Year ended 8/31/2003                        20.75             743              1.11                1.11                 (.11)
 Period from 5/21/2002 to 8/31/2002         (16.10)             11               .33                 .31                 (.06)
CLASS R-4:
 Year ended 8/31/2004                         8.70           3,320               .71                 .71                  .20
 Year ended 8/31/2003                        21.19             401               .74                 .74                  .26
 Period from 5/28/2002 to 8/31/2002         (15.63)              3               .25                 .20                  .05
CLASS R-5:
 Year ended 8/31/2004                         9.02           1,179               .41                 .41                  .50
 Year ended 8/31/2003                        21.61             297               .43                 .43                  .56
 Period from 5/15/2002 to 8/31/2002         (17.05)             95               .13                 .13                  .14


                                                                                Year ended August 31
                                                               2004       2003         2002         2001         2000

Portfolio turnover rate for all classes of shares               19%        25%          30%          36%          47%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "Fund"), including the investment portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Los Angeles, California
October 13, 2004




TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,606,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.